UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Camino Vida Roble

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Donald A. Williams

On July 20, 2021, the Company received written notice from Donald A. Williams of his resignation from the Board of Directors of the Company (the “Board”), effective August 11, 2021. Mr. Williams also serves as, and will also resign from, his position as Chairman of the Company’s Audit Committee and as a member of its Finance Committee. Mr. Williams’s resignations are not related to any disagreement with the Company or due to any matter relating to the Company’s operations, policies or practices, including accounting principles and practices. In connection with his departure from the Company’s Board, Mr. Williams and the Company entered into a Vesting Acceleration Agreement (the “Vesting Agreement”). Pursuant to the Vesting Agreement, as of August 11, 2021, Mr. William’s Annual Board Grant (as defined  below), which was granted on June 16, 2021, shall become fully vested and exercisable. This summary of the Vesting Agreement is qualified in its entirety by reference to the full text of the Vesting Agreement, which is filed hereto as Exhibit 10.1.

Appointment of Beth Altman

On July 22, 2021, the Board appointed Beth Altman to fill the vacancy created by Mr. Williams’s resignation to serve as a director of the Company and as Chair of the Company’s Audit Committee for a term commencing on August 12, 2021 and expiring at the Annual Meeting of Stockholders of the Company in 2022 and until her successor is duly elected and qualifies, unless she sooner dies, retires or resigns. The Board has determined that Ms. Altman satisfies the current “independent director” standards established by the rules of The Nasdaq Stock Market.

Ms. Altman will receive annual compensation in accordance with the Company’s standard remuneration for its non-employee directors, which provides that non-employee directors receive a one-time, time-based restricted stock unit (“RSU”) award granted upon election or appointment to the Board, with a grant value of $300,000, as determined by the volume weighted average trading price (“VWAP”) of the Company’s stock for the 30-trading day period prior to date of election or appointment (the “Initial Board Grant”). The Initial Board Grant vests in three equal installments on each of the first three anniversaries of the grant date, conditioned upon continued Board service. Additionally, non-employee directors receive an annual RSU award for service on the Board with a grant value of $150,000 (the “Annual Board Grant”). For continuing (incumbent) non-employee directors, the Annual Board Grant is granted as of the date of the annual meeting of stockholders, based upon the VWAP of the Company’s stock for the 30-trading day period prior to the grant date. For newly elected or newly appointed, non-employee directors, the Annual Board Grant is granted upon election or appointment to the Board, with a grant value, as determined by the 30-trading day VWAP prior to date of election or appointment, pro-rated by the number of days from the date of the prior annual meeting of stockholders to the date of the grant, divided by 365. The Annual Board Grant vests on the earlier of (a) the next annual meeting of stockholders and (b) the death or resignation of the director. In the event of death or resignation of the director, the Annual Board Grant vests pro-rated based on the number of actual days served by the director from the time of the grant to such death or resignation, divided by 365. Additionally, non-employee directors receive an annual cash retainer as follows: (i) $45,000 to each non-employee director that serves as a member of the Board ($70,000 for Chair or Lead Director of the Board) and (ii) $9,500 ($20,000 for Chair), $9,500 ($20,000 for Chair), $6,000 ($15,000 for Chair) and $5,000 ($10,000 for Chair) to each non-employee director that serves as a member of the Audit Committee, Finance Committee, Compensation Committee, and/or Nominating and Corporate Governance Committee, respectively. Cash retainers are paid quarterly in equal installments, pro-rated based on the number of actual days served by the director during the applicable quarter.

In addition, it is anticipated that Ms. Altman will enter into the Company’s standard form of indemnification agreement for non-employee directors, a copy of which is attached as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed with the Securities and Exchange Commission on May 5, 2009, and incorporated herein by reference.

There are no other arrangements or understandings between Ms. Altman and any other person pursuant to which she was selected to serve on the Board. There are no family relationships between Ms. Altman and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01Regulation FD Disclosure

On July 26, 2021, the Company issued a press release announcing the appointed of Ms. Altman to the Board. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Vesting Acceleration Agreement
99.1	Press Release of Alphatec Holdings, Inc., dated July 26, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2021	ALPHATEC HOLDINGS, INC.

	By:	/s/ J. Todd Koning
	Name:	J. Todd Koning
	Its:	Chief Financial Officer